
<ARTICLE> OPUR3
<LEGEND>
Exhibit 27 to Edison International Form U-3A-2 for 12/31/98
</LEGEND>

<PERIOD-TYPE>                 12-MOS
<FISCAL-YEAR-END>                        DEC-31-1998
<PERIOD-START>                           JAN-01-1998
<PERIOD-END>                             DEC-31-1998
<BOOK-VALUE>                             PER-BOOK
<TOTAL-ASSETS>                           24,697,879,000
<TOTAL-OPERATING-REVENUES>               10,207,888,000
<NET-INCOME>                                668,164,000


